The Royce Fund
         Supplement to Prospectus dated July 1, 1996



MANAGEMENT OF THE TRUST

The Trust's business and affairs are managed under the direction of its Board of Trustees. Quest, the Funds' investment adviser, is responsible for the management of the Funds' portfolios, subject to the authority of the Board of Trustees. Quest was organized in 1967 and has been the Funds' adviser since their inception. Charles M. Royce, Quest's President, Chief Investment Officer and sole voting shareholder since 1972, is primarily responsible for supervising Quest's investment management activities. Mr. Royce is assisted by Jack E. Fockler, Jr. and W. Whitney George, Vice Presidents of Quest, both of whom participate in the investment management activities, with their specific responsibilities varying from time to time. Quest is also the investment adviser to Royce Value, Total Return and Global Services Funds and PMF II, which are other series of the Trust, and to other investment and non-investment company accounts.

As compensation for its services to the Funds, Quest is entitled to receive the following annual advisory fees: (i) 1% of the first $50 million of the average net assets, .875% of the next $50 million of average net assets and .75% of average net assets in excess of $100 million of Pennsylvania Mutual Fund; (ii) 1% of the average net assets of Royce Premier and Equity Income Funds; (iii) 1.5% of the average net assets of Royce Micro-Cap and Low-Priced Stock Funds; and (iv) 1.25% of the average net assets of Royce GiftShares Fund. These fees are payable monthly from the assets of the Funds involved and are higher (substantially higher in the case of Royce Micro-Cap, Low-Priced Stock and GiftShares Funds) than those paid by most other mutual funds with similar investment objectives. For 1995, the fees paid to Quest on average net assets were .77%, 1.00%, 1.45%, .91% and .25% (net of voluntary waivers) for Pennsylvania Mutual, Royce Premier, Micro-Cap, Equity Income and Low-Priced Stock Funds, respectively.

Quest selects the brokers who execute the purchases and sales of the Funds' portfolio securities and may place orders with brokers who provide brokerage and research services to Quest. Quest is authorized, in recognition of the value of brokerage and research services provided, to pay commissions to a broker in excess of the amount which another broker might have charged for the same transaction.

Quest Distributors, Inc. ("QDI"), which is wholly-owned by Charles M. Royce, acts as distributor of the Funds' shares. The Trust has adopted a distribution plan for Royce Low-Priced Stock Fund pursuant to Rule 12b-1. The plan provides for payment to QDI of .25% per annum of the average net assets of the Fund, which may be used for payment of sales commissions and other fees to those who introduce investors to the Fund and for various other promotional, sales-related and servicing costs and expenses. QDI has committed to waive its fees through April 1997.

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